SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                            CURREN REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
         Date of Report (Date of earliest event reported): July 24, 2003

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

            California                                       77-0446957
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                        Commission File Number: 000-23575

          445 Pine Avenue, Goleta, California                   93117
     (Address of principal executive offices)                 (Zip code)

                                : (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit :

99.1 Press release dated July 23, 2003, entitled "Community West Bancshares Announces Increases in Net Income to $.09 Per Share for Second Quarter and $.15 Per Share Year To Date."

ITEM 9. REGULATION FD DISCLOSURE

Results of Operations and Financial Condition
---------------------------------------------

     In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Conditions," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On July 23, 2003, the Company issued a press release announcing financial results for the quarter ended June 30, 2003, a copy of which is attached as
Exhibit 99.1 to this current Report on Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2003          COMMUNITY WEST BANCSHARES

                             By:/s/Michael A. Alexander
                                -----------------------

                                Michael A. Alexander
                                Chairman of the Board and
                                Chief Executive Officer


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